Niska Gas Storage Partners LLC Equity Restructuring April 3, 2013 Exhibit 99.2

Forward Looking Statements Some of the statements in this presentation concerning future performance will be forward-looking within the meaning of US securities laws. Forward-looking statements discuss our future expectations, contain projections of results of operations or of financial condition, forecasts of future events or state other forward-looking information. Words such as “may,” “assume,” “forecast,” “position,” “strategy,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe,” “project,” “budget,” “potential,” or “continue,” and similar expressions are used to identify forward-looking statements. Forward-looking statements may include statements that relate to, among other things, our ability to achieve our expansion plans on time and on budget, including the expansion of our existing facilities and current storage capacity and the acquisition and development of new assets and projects; EBITDA estimates; our ability to fund or finance acquisitions and development or expansion projects; our ability to maintain stable cash flows; our ability to maintain or re-contract our contracted capacity; our ability to pay quarterly distributions; projections about the natural gas industry, including spread, commodity prices, volatility, and supply and demand dynamics for natural gas, natural gas storage capacity and services in North America. Except for historical information contained in this presentation, the matters discussed in this presentation include forward-looking statements that involve risks and uncertainties. Our targets of contracted capacity may not be realized. Niska Gas Storage Partners LLC does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated and unanticipated events. Forward-looking statements are not guarantees of future performance or an assurance that our current assumptions or projections are valid. Actual results may differ materially from those projected.

2 Equity Restructuring Overview Equity restructuring combines and restructures subordinated units and prior incentive distribution rights into a new class of incentive distribution rights (referred to herein as the new IDRs) All 33.8 million subordinated units and prior incentive distribution rights eliminated Outstanding units reduced from 68.3 million (including subordinated units) to 34.5 million. Managing member retains 1.98% interest New IDRs receive 48% of any cash distributions above the existing minimum quarterly distribution (“MQD”) of $0.35 per unit, after payment of any arrearages in the MQD from prior quarters

3 Equity Restructuring Overview (continued) No changes to MQD, no changes to existing common units Board and Conflicts Committee have approved the restructuring and no further consents or approvals required, restructuring effective immediately Ownership of Niska by Carlyle/Riverstone Energy and Power Fund II and Carlyle/Riverstone Energy and Power Fund III (together, the “Carlyle/Riverstone Funds”) reduced from 74.9% to 50.3% Percentages exclude the prior incentive distribution rights and the new IDRs, which are a variable interest Carlyle/Riverstone Funds deemed to own 33.8 million “Notional Subordinated Units” in connection with votes to remove and replace Niska’s managing member Notional units will not receive distributions Notional units last for five years unless Carlyle/Riverstone Funds own less than 50% of managing member or the new IDRs

4 Niska – Before and After Niska Gas Storage Partners LLC (NYSE: NKA) Public Unitholders 17,500,000 Common Units Carlyle/Riverstone Funds, through Niska Sponsor Holdings Coöperatief U.A. (“HoldCo” or “Sponsor”) 16,992,245 Common Units 33,804,745 Subordinated Units 72.9% Membership Interest and Incentive Distribution Rights 25.12% Membership Interest Niska Gas Storage Management LLC 1.98% Managing Member Interest 100% Niska Gas Storage Partners LLC (NYSE: NKA) Public Unitholders 17,500,000 Common Units Carlyle/Riverstone Funds, through Niska Sponsor Holdings Coöperatief U.A. (“HoldCo” or “Sponsor”) 16,992,245 Common Units 48.3% Membership Interest and New Incentive Distribution Rights 49.7% Membership Interest Niska Gas Storage Management LLC 1.98% Managing Member Interest 100% Before Restructuring Post Restructuring Previous Structure Subordinated Units 33.8 Million Implied Ownership 48.52% Common Units 34.5 Million Implied Ownership 49.50% New Structure Subordinated Units 0.0 Implied Ownership 0.00% Common Units 34.5 Million Implied Ownership 98.02%

5 Illustrations of Impact of Potential Distribution Changes

Impacts to Common Unitholders Common units participate immediately in any distribution increases Eliminates requirement to fund $12.0 million of additional quarterly cash distributions prior to common units receiving increased distributions Eliminates uncertainty of future subordinated unit distributions and simplifies capital structure Demonstrates continued support from private equity sponsor (Carlyle/Riverstone Funds) and more clearly aligns interests of common unit holders and Carlyle/Riverstone Funds Improves potential access to equity capital markets, if required 6

Brandon Tran 403-513-8600 ir@niskapartners.com 400 - 607 8th Ave SW Calgary, AB T2P 0A7 For Further Information Contact: Investor Relations